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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         AUGUST 18, 2005
                                                  ------------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)


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

          MICHIGAN                                    000-18839                                 38-2526913
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
(State or other jurisdiction                         (Commission                               (IRS Employer
of incorporation)                                    File Number)                           Identification No.)



300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                                                    48207
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
   (Address of principal executive offices)                                                     (Zip Code)
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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (313) 393-4571
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communication pursuant to Rule 425 under the Securities Act.

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 18, 2005, our subsidiary, UAHC Health Plan of Tennessee, Inc.
("UAHC-TN"), received from the State of Tennessee TennCare Bureau a fully signed contractual amendment extending UAHC-TN's TennCare contract through June 30, 2006. In addition to continuing the contract through our fiscal year 2006, the amendment: implements a modified risk reimbursement arrangement retroactively beginning July 1, 2005 for UAHC-TN, the same as for all of TennCare's contracted managed care organizations (superseding TennCare's "administrative services only" reimbursement system which was in effect the preceding three years);
incorporates certain terms of UAHC-TN's current administrative supervision order; refers to a $2,300,000 escrow reserve fund which UAHC-TN has funded pending the audit of certain medical claims; and provisionally excludes UAHC-TN from the computerized random assignment of additional TennCare members. The incorporated terms are particular restrictive provisions of the administrative supervision order described in our Form 8-K report filed April 21, 2005 and enumerated in the order, which we filed as an exhibit in our first amended Form
8-K/A on April 22, 2005. Such restrictions will apply to UAHC-TN, by the terms of the amendment, until such time as the Commissioner of the Tennessee
Department of Commerce and Insurance determines that the grounds for administrative supervision no longer exist and the notice of administrative supervision is terminated or expires.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 22, 2005                        UNITED AMERICAN HEALTHCARE
                                             CORPORATION



                                             By: /s/ Stephen D. Harris
                                                ----------------------
                                                Name:  Stephen D. Harris
                                                Title: Chief Financial Officer


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